UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08227

DWS Investors Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	2/28/07

ITEM 1.               REPORT TO STOCKHOLDERS

FEBRUARY 28, 2007

Semiannual Report
to Shareholders

DWS Japan Equity Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund focuses its investments in a certain geographical region, thereby increasing its vulnerability to developments in that region. This fund is subject to stock market risk. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 are 1.54%, 2.31% and 2.24% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days (15 days effective March 12, 2007), which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B prior to its inception on August 10, 1998 and for Class C prior to its inception on May 31, 2000 are derived from historical performance of Class A shares of DWS Japan Equity Fund with an inception date of October 20, 1997 and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any differences will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/07
DWS Japan Equity Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	7.35%	4.08%	16.84%	14.57%	9.48%
Class B	6.91%	3.28%	15.92%	13.75%	8.50%
Class C	6.91%	3.28%	15.95%	13.77%	8.67%
TOPIX Index+	6.69%	4.32%	15.58%	15.58%	4.60%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on October 20, 1997. Index returns began on October 31, 1997.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/07	$ 15.53	$ 15.35	$ 15.35
8/31/06	$ 17.18	$ 17.07	$ 17.07
Distribution Information: Six Months as of 2/28/07: Capital Gain Distributions	$ 2.78	$ 2.78	$ 2.78
Class A Lipper Rankings — Japanese Funds Category as of 2/28/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	11	of	45	24
3-Year	8	of	40	20
5-Year	12	of	35	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Japan Equity Fund — Class A [] TOPIX Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/07
DWS Japan Equity Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,810	$15,032	$18,604	$21,996
	Average annual total return	-1.90%	14.55%	13.22%	8.79%
Class B	Growth of $10,000	$10,067	$15,375	$18,945	$21,462
	Average annual total return	.67%	15.42%	13.63%	8.50%
Class C	Growth of $10,000	$10,328	$15,588	$19,063	$21,776
	Average annual total return	3.28%	15.95%	13.77%	8.67%
TOPIX Index+	Growth of $10,000	$10,432	$15,441	$20,626	$15,219
	Average annual total return	4.32%	15.58%	15.58%	4.60%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 20, 1997. Index returns began on October 31, 1997.
+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.31% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expenses related disclosure for the period ended February 28, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days (15 days effective March 12, 2007), which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 2/28/07
DWS Japan Equity Fund	6-Month‡	1-Year	3-Year	Life of Class*
Class S	7.46%	4.31%	17.11%	14.54%
TOPIX Index+	6.69%	4.32%	15.58%	15.42%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Class commenced operations on July 15, 2002. Index returns began on July 31, 2002.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/07	$ 15.59
8/31/06	$ 17.22
Distribution Information: Six Month as of 2/28/07: Capital Gains Distributions	$ 2.78
Class S Lipper Rankings — Japanese Funds Category as of 2/28/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	9	of	45	20
3-Year	6	of	40	15

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Japan Equity Fund — Class S [] TOPIX Index+

Comparative Results as of 2/28/07
DWS Japan Equity Fund		1-Year	3-Year	Life of Class*
Class S	Growth of $10,000	$10,431	$16,063	$18,732
	Average annual total return	4.31%	17.11%	14.54%
TOPIX Index+	Growth of $10,000	$10,432	$15,441	$19,291
	Average annual total return	4.32%	15.58%	15.42%

The growth of $10,000 is cumulative.

* The Class commenced operations on July 15, 2002. Index returns began July 31, 2002.
+ The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2006 to February 28, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,073.50	$ 1,069.10	$ 1,069.10	$ 1,074.60
Expenses Paid per $1,000*	$ 7.76	$ 11.85	$ 11.59	$ 6.69
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,017.31	$ 1,013.34	$ 1,013.59	$ 1,018.35
Expenses Paid per $1,000*	$ 7.55	$ 11.53	$ 11.28	$ 6.51
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Japan Equity Fund	1.51%	2.31%	2.26%	1.30%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Kenji Chihara discusses DWS Japan Equity Fund's strategy and the market environment during the six-month period ended February 28, 2007.

Q: How did Japan's economy and stock market perform during the semiannual reporting period?

A: The Japanese stock market, as measured by the fund's benchmark — the TOPIX index — produced a total return of 7.78% in local currency terms for the six-month period under review.1 However, the depreciation of the yen relative to the dollar reduced Japan's return for US investors. At the start of the semiannual reporting period, 117.29 yen were required to purchase one US dollar, but this number had risen to 118.49 by the end of the period — signifying weakness in the currency.2 As a result, the return of the TOPIX fell to 6.69% when measured in US dollar terms.

1 The Tokyo Stock Price Index ("TOPIX") is an unmanaged, capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment.

The Japanese equity market underperformed the 10.38% return of the MSCI World Index, due to concerns — largely in the first half of the period — that the country's economy was slowing down.3 However, once these worries abated in late November, stock prices embarked on a rally that persisted until the final week of February. Lending support to this move was the strong performance of equity markets worldwide, many of which hit historic highs. Nevertheless, during the last week of the period, Japanese stocks plunged in tandem with the world equity markets on worries about the Chinese economy and weakness in the sub-prime housing market in the United States. The market only gave back a portion of its prior rally during this three-day interval, however, allowing the TOPIX to close the fund's semiannual reporting period in positive territory. In terms of sector returns, marine transportation, iron/steel, real estate and electric power/gas led the market, whereas banks, retail and mining shares lagged.

3 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Japanese economy continues to present investors with a mixed picture. While the economy remains in a mild uptrend, there are pockets of weakness that have weighed on market sentiment at various times during the period. On one hand, macroeconomic measures such as industrial production and new machinery orders have exhibited firmness. The unemployment rate, which fell to 4.0% in November and held at that level through February, also has been a bright spot. However, the consumer spending backdrop continued to disappoint: real (i.e., inflation-adjusted) consumer expenditures, real wages, and department store sales all remained tepid. One positive effect of the sluggish economy is that the Bank of Japan was compelled to raise interest rates only one time — a boost of a quarter-point on February 21, a move that brought the benchmark short-term rate to 0.50%.

Taken as a whole, we believe the data released during the past six months indicates that Japan's economy remains in an expansion mode. Still, we will keep a close eye on the consumer sector in the months ahead.

Q: How did the fund perform during the period?

A: For the six-month period ended February 28, 2007, the fund's Class A shares gained 7.35%, outperforming the 6.69% return of the TOPIX index in US dollar terms. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.)

The fund's one-year return of 4.08% (Class A shares) places it in the top quartile of the 45 funds in its Lipper peer group, Japanese Funds, which had an average return of 0.65%.4 The fund's three- and five-year average annualized returns of 16.84% and 14.57% also outpaced the peer group average, which stood at 14.51% and 12.81%, respectively, for the two intervals. The fund finished in the top 20% and top 34% of comparable funds for the three- and five-year periods.

4 The Lipper Japanese Funds category consists of funds that concentrate their investments in equity securities with primary trading markets or operations in Japan. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

While past performance is no guarantee of future results, we believe the fund's strong track record is a positive reflection on our investment process. In selecting stocks for the fund, we employ both intensive fundamental stock analysis and an assessment of the portfolio's exposure to a variety of external risk factors — for instance, the performance of the yen. We believe this multi-faceted approach will hold the fund in good stead if the financial markets begin to exhibit increased volatility as we move through 2007.

Q: What factors helped and hurt the fund's outperformance?

A: Both sector allocation and stock selection contributed positively to the fund's performance during the past six months. With respect to sector allocation, the fund's overweight positions in wholesale trade and iron/steel added value. On the other hand, underweight positions in electric power/gas and marine transportation had a negative effect on returns.5

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In terms of stock selection, positive contributions came from the fund's overweight positions in JFE Holdings, Inc. (iron/steel), Mitsui & Co., Ltd. (wholesale trade), Sumitomo Corp. (wholesale trade) and Mitsui Fudosan Co., Ltd. (real estate). JFE Holdings, one of the largest iron-steel manufacturers in Japan, was supported by a good earnings outlook and investors' anticipation of continued merger and acquisition activity in the global iron industry. Mitsui & Co. and Sumitomo Corp both delivered strong earnings growth thanks to the price appreciation of oil and other commodities in recent years. Mitsui Fudosan, meanwhile, continued to benefit from the recovery in Japan's real estate market. On the negative side, overweight positions in Nippon Shokubai Co., Ltd. (chemicals) and NOK Corp. (transportation equipment) detracted, as did an underweight in Nippon Steel Corp.6

6 Nippon Steel and NOK were no longer held as of February 28, 2007.

Q: What notable changes have you made to the portfolio?

A: We added to the fund's position in the wholesale trade sector, which brought the fund's position from neutral to overweight. In addition, we moved to an overweight in the glass/ceramics products industry and added to the fund's holdings in financial-related sectors. In all of these sectors, we found opportunities to purchase stocks with improving fundamentals and attractive valuations. On the other side of the ledger, we reduced the portfolio's weighting in construction stocks based on our view that valuations had become relatively high following a period of strong performance. Similarly, we elected to reduce the extent of the fund's overweight in the iron/steel sector.

As a result of our bottom-up individual stock analysis, the fund is overweight in the chemical, wholesale trade, transportation equipment and iron/steel industries. Recent earnings announcements confirmed improving fundamentals in these areas, and we believe valuations are still attractive. We continue to underweight electric power/gas, foods and pharmaceuticals.

Major purchases during the past half-year included Mitsui & Co., Sumitomo Electric Industries Ltd. (non-ferrous metals), Shin-Etsu Chemical Co., Ltd., Millea Holdings, Inc. (insurance) and Tokyo Electron, Ltd. (electric appliances). Major sales include Obayashi Corp. (construction), Yamaha Motor (transportation equipment), Toppan Printing Co. Ltd., Nippon Shokubai and Dainippon Screen (electric appliances).7

7 Obayashi, Yamaha, Topain Printing and Dainippon Screen were no longer held as of February 28, 2007.

Q: What factors do you see affecting Japan's market in the months ahead?

A: As we saw in the final week of the reporting period, the market can be dominated by negative sentiment in the short term. In the long run, however, we believe Japan's economic fundamentals are healthy and that the country remains in the midst of a mild recovery. What's more, corporate Japan is expected to deliver positive earnings growth in the 2007 fiscal year. Further supporting the market are the longer-term structural changes that have been gaining steam in recent years, such as improved corporate governance, dividend increases, and rising merger and acquisition activity. Having said that, we will be attentive to potential pitfalls such as weaker personal consumption, higher business inventories and rising input costs for corporations.

In managing the fund, we continue to focus on risk management by controlling the portfolio's exposure (relative to the benchmark) to external factors such as currencies, interest rates and oil prices. As always, we continue to focus on business fundamentals and valuations as the guiding principles of our investment process.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	2/28/07	8/31/06

Common Stocks	96%	99%
Cash Equivalents	4%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	2/28/07	8/31/06

Financials	23%	20%
Industrials	20%	19%
Consumer Discretionary	18%	22%
Materials	16%	19%
Information Technology	16%	12%
Telecommunication Services	2%	3%
Health Care	2%	2%
Consumer Staples	2%	1%
Energy	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2007 (27.9% of Net Assets)
1. Toyota Motor Corp. Manufacturer of diversified automotive products	4.1%
2. JFE Holdings, Inc. Conductor of steel production and integrated engineering services	3.1%
3. Mizuho Financial Group, Inc. Provider of financial services	3.0%
4. Sumitomo Mitsui Finance Group, Inc. A holding company that provides commercial banking and other financial services	2.8%
5. Nomura Holdings, Inc. Provider of financial services	2.8%
6. Canon, Inc. Producer of visual image and information equipment	2.7%
7. Mitsubishi UFJ Financial Group, Inc. Provider of a variety of financial and investment services	2.7%
8. Mitsui & Co., Ltd. Operator of small trading company	2.5%
9. Honda Motor Co., Ltd. Manufacturer of automobiles, motorcycles and power products	2.1%
10. Komatsu Ltd. Manufacturer of construction machinery	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 96.5%
Consumer Discretionary 17.3%
Auto Components 4.3%
Aisin Seiki Co., Ltd.	109,500	3,765,337
Denso Corp.	107,000	4,150,866
F.C.C. Co., Ltd.	64,000	1,563,180
		9,479,383
Automobiles 7.8%
Honda Motor Co., Ltd.	126,000	4,687,361
Nissan Motor Co., Ltd.	258,000	2,964,649
Suzuki Motor Corp.	15,500	424,234
Toyota Motor Corp.	135,500	8,862,546
		16,938,790
Household Durables 1.1%
Hitachi Koki Co., Ltd.	149,000	2,358,517
Media 1.4%
Daiichikosho Co., Ltd.	255,200	3,024,220
Specialty Retail 2.7%
Alpen Co., Ltd.	88,100	2,065,630
NAFCO Co., Ltd.	74,700	2,151,132
USS Co., Ltd.	27,120	1,702,404
		5,919,166
Consumer Staples 1.7%
Food & Staples Retailing
Lawson, Inc.	28,100	1,075,779
Seven & I Holdings Co., Ltd.	79,100	2,531,322
		3,607,101
Energy 1.3%
Oil, Gas & Consumable Fuels
Nippon Mining Holdings, Inc.	329,500	2,746,982
Financials 21.9%
Capital Markets 4.1%
Nomura Holdings, Inc.	278,300	6,014,122
SBI Holdings, Inc.	6,706	2,854,608
		8,868,730
Commercial Banks 10.8%
Mitsubishi UFJ Financial Group, Inc.	478	5,856,581
Mizuho Financial Group, Inc.	952	6,652,845
Sumitomo Mitsui Finance Group, Inc.	628	6,104,063
The Bank of Fukuoka Ltd.	212,000	1,784,108
The Sumitomo Trust & Banking Co., Ltd.	272,000	3,072,062
		23,469,659
Insurance 2.6%
Millea Holdings, Inc.	90,300	3,356,125
T&D Holdings, Inc.	33,550	2,421,987
		5,778,112
Real Estate Management & Development 4.4%
Kenedix, Inc.	348	1,825,650
Mitsubishi Estate Co., Ltd.	123,000	3,818,043
Mitsui Fudosan Co., Ltd.	148,000	4,069,593
		9,713,286
Health Care 1.8%
Pharmaceuticals
Astellas Pharma, Inc.	43,700	1,915,312
Tsumura & Co.	91,000	2,114,990
		4,030,302
Industrials 18.9%
Building Products 0.9%
Asahi Glass Co., Ltd.	156,000	2,075,635
Commercial Services & Supplies 1.2%
Matsuda Sangyo Co., Ltd.	105,400	2,707,350
Construction & Engineering 1.2%
COMSYS Holdings Corp.	216,000	2,528,424
Electrical Equipment 2.2%
Mitsubishi Electric Corp.	167,000	1,665,072
Sumitomo Electric Industries Ltd.	214,800	3,194,320
		4,859,392
Machinery 5.2%
Komatsu Ltd.	204,100	4,516,414
Kubota Corp.	276,000	2,725,769
NGK Insulators Ltd.	96,000	1,833,274
Tadano Ltd.	178,000	2,310,890
		11,386,347
Road & Rail 3.1%
Central Japan Railway Co.	179	2,141,700
East Japan Railway Co.	473	3,618,873
Hamakyorex Co., Ltd.	30,000	912,015
		6,672,588
Trading Companies & Distributors 5.1%
Mitsui & Co., Ltd.	307,000	5,490,254
Sumitomo Corp.	195,600	3,501,237
UFJ Central Leasing Co., Ltd.	41,500	2,039,748
		11,031,239
Information Technology 15.5%
Computers & Peripherals 0.9%
Fujitsu Ltd.	274,000	1,896,005
Electronic Equipment & Instruments 3.8%
Hoya Corp.	63,600	2,195,350
Iriso Electronics Co., Ltd.	30,300	997,185
Keyence Corp.	6,800	1,609,120
Ohara, Inc.	33,700	1,523,015
NEC Tokin Corp.	167,000	900,165
Nippon Chemi-Con Corp.	126,000	1,047,262
		8,272,097
IT Consulting & Services 1.6%
Hitachi Information Systems Ltd.	57,500	1,224,380
NS Solutions Corp.	70,400	1,920,186
Otsuka Corp.	4,200	409,124
		3,553,690
Office Electronics 3.9%
Canon, Inc.	108,900	5,889,227
Ricoh Co., Ltd.	125,000	2,754,933
		8,644,160
Semiconductors & Semiconductor Equipment 4.8%
Japan Electronics Materials Corp.	43,100	1,072,303
Micronics Japan Co., Ltd.	88,400	3,038,585
Shinko Electric Industries Co., Ltd.	84,300	1,913,558
Tokyo Electron Ltd.	42,400	3,099,720
ULVAC, Inc.	42,600	1,276,661
		10,400,827
Software 0.5%
Sumisho Computer Systems Corp.	48,900	1,049,121
Materials 15.8%
Chemicals 8.7%
Hitachi Chemical Co., Ltd.	127,200	2,951,464
JSR Corp.	123,000	2,834,472
Nippon Shokubai Co., Ltd.	204,000	2,230,011
Nitto Denko Corp.	44,100	2,274,106
Shin-Etsu Chemical Co., Ltd.	50,800	3,175,233
Taiyo Ink Manufacturing Co., Ltd.	45,600	2,593,305
Ube Industries Ltd.	899,000	2,887,176
		18,945,767
Metals & Mining 7.1%
Dowa Holdings Co., Ltd.	303,000	3,169,412
Hitachi Metals Ltd.	285,000	3,359,686
JFE Holdings, Inc.	109,200	6,739,861
Osaka Steel Co., Ltd.	105,100	2,254,272
		15,523,231
Telecommunication Services 2.3%
Wireless Telecommunication Services
KDDI Corp.	275	2,154,561
NTT DoCoMo, Inc.	1,630	2,967,048
		5,121,609
Total Common Stocks (Cost $191,668,090)		210,601,730

Warrants 0.0%
Materials
Dowa Holdings Co., Ltd. Expiration Date 1/29/2010* (Cost $0)	270,000	106,257

Cash Equivalents 3.6%
Cash Management QP Trust, 5.31% (a) (Cost $7,775,889)	7,775,889	7,775,889
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $199,443,979)+	100.1	218,483,876
Other Assets and Liabilities, Net	(0.1)	(225,565)
Net Assets	100.0	218,258,311
* Non-income producing security.
+ The cost for federal income tax purposes was $200,589,276. At February 28, 2007, net unrealized appreciation for all securities based on tax cost was $17,894,600. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,593,753 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,699,153.
(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $191,668,090)	$ 210,707,987
Investment in Cash Management QP Trust (cost $7,775,889)	7,775,889
Total investments in securities, at value (cost $199,443,979)	218,483,876
Cash	89,380
Receivable for investments sold	6,401,557
Dividends receivable	121,680
Interest receivable	27,123
Receivable for Fund shares sold	1,635,066
Due from Advisor	29,957
Other assets	49,928
Total assets	226,838,567
Liabilities
Foreign cash overdraft	91,296
Payable for investments purchased	6,546,791
Payable for Fund shares redeemed	1,558,052
Accrued management fee	140,106
Other accrued expenses and payables	244,011
Total liabilities	8,580,256
Net assets, at value	$ 218,258,311
Net Assets
Net assets consist of: Accumulated net investment loss	(626,309)
Net unrealized appreciation (depreciation) on: Investments	19,039,897
Foreign currency related transactions	631
Accumulated net realized gain (loss)	2,825,893
Paid-in capital	197,018,199
Net assets, at value	$ 218,258,311

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($71,201,603 ÷ 4,583,608 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 15.53
Maximum offering price per share (100 ÷ 94.25 of $15.53)	$ 16.48

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,390,949 ÷ 872,578 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 15.35

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($56,440,780 ÷ 3,677,493 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)
$ 15.35
Class S Net Asset Value, offering and redemption price(a) per share ($77,224,979 ÷ 4,952,036 shares of capital stock outstanding, $.001 par value, 62,500,000 shares authorized)	$ 15.59
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $76,383)	$ 1,014,797
Interest — Cash Management QP Trust	85,365
Total Income	1,100,162
Expenses: Management fee	870,147
Administration fee	102,370
Services to shareholders	160,329
Distribution service fee	419,855
Custodian fee	28,347
Auditing	31,312
Legal	24,909
Directors' fees and expenses	7,372
Reports to shareholders	34,016
Registration fees	38,158
Other	25,526
Total expenses before expense reductions	1,742,341
Expense reductions	(15,870)
Total expenses after expense reductions	1,726,471
Net investment income (loss)	(626,309)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,962,510
Foreign currency related transactions	(10,114)
3,952,396
Net unrealized appreciation (depreciation) during the period on: Investments	11,037,737
Foreign currency related transactions	1,777
11,039,514
Net gain (loss) on investment transactions	14,991,910
Net increase (decrease) in net assets resulting from operations	$ 14,365,601

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Operations: Net investment income (loss)	$ (626,309)	$ (997,188)
Net realized gain (loss) on investment transactions	3,952,396	35,892,114
Net unrealized appreciation (depreciation) during the period on investment transactions	11,039,514	(5,257,799)
Net increase (decrease) in net assets resulting from operations	14,365,601	29,637,127
Distributions to shareholders from: Net realized gains: Class A	(10,473,863)	(5,524,227)
Class B	(2,089,328)	(914,837)
Class C	(8,801,967)	(2,811,838)
Class S	(11,467,649)	(3,593,110)
Fund share transactions: Proceeds from shares sold	55,706,993	199,893,599
Reinvestment of distributions	25,949,493	10,099,071
Cost of shares redeemed	(52,684,571)	(114,097,698)
Redemption fees	7,507	53,877
Net increase (decrease) in net assets from Fund share transactions	28,979,422	95,948,849
Increase (decrease) in net assets	10,512,216	112,741,964
Net assets at beginning of period	207,746,095	95,004,131
Net assets at end of period (including accumulated net investment loss of $626,309 and $0, respectively)	$ 218,258,311	$ 207,746,095

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2007[a]	2006[g]	2005[g]	2004[g]	2003[g]	2002[g]
Selected Per Share Data
Net asset value, beginning of period	$ 17.18	$ 14.65	$ 13.67	$ 11.72	$ 10.83	$ 13.10
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.06)	(.03)	(.08)	(.07)	(.08)
Net realized and unrealized gain (loss) on investment transactions	1.16	3.79	2.23	2.03	.96	(.76)
Total from investment operations	1.13	3.73	2.20	1.95	.89	(.84)
Less distributions from: Net investment income	—	—	—	—	—	(1.43)
Net realized gain on investment transactions	(2.78)	(1.20)	(1.22)	—	—	—
Total distributions	(2.78)	(1.20)	(1.22)	—	—	(1.43)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 15.53	$ 17.18	$ 14.65	$ 13.67	$ 11.72	$ 10.83
Total Return (%)[c]	7.35**	25.48	16.72	16.65	8.17	(6.44)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	70	30	29	10.6
Ratio of expenses before expense reductions (%)	1.53*	1.53	1.79	2.10[d]	2.39[d]	8.06[d]
Ratio of expenses after expense reductions (%)	1.51*	1.42	1.40	1.40[d]	1.40[d]	1.60[d]
Ratio of net investment income (loss) (%)	(.43)*	(.37)	(.25)	(.65)	(.70)	(.89)
Portfolio turnover rate (%)	105*	105	60	109[e]	137[f]	188[f]
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[f] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
[g] On November 11, 2005, the Fund implemented a .7228027-for-1 reverse stock split. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .7228027 shares for every one share owned and net asset value per share increased correspondingly.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 17.07	$ 14.66	$ 13.47	$ 11.63	$ 10.83	$ 12.47
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.19)	(.17)	(.19)	(.16)	(.19)
Net realized and unrealized gain (loss) on investment transactions	1.15	3.80	2.24	2.03	.96	(.67)
Total from investment operations	1.06	3.61	2.07	1.84	.80	(.86)
Less distributions from: Net investment income	—	—	—	—	—	(.78)
Net realized gain on investment transactions	(2.78)	(1.20)	(.88)	—	—	—
Total distributions	(2.78)	(1.20)	(.88)	—	—	(.78)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 15.35	$ 17.07	$ 14.66	$ 13.47	$ 11.63	$ 10.83
Total Return (%)[c]	6.91**	24.61	15.79	15.82	7.39	(6.92)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	14	8	9	3	2
Ratio of expenses before expense reductions (%)	2.33*	2.28	2.54	2.85[d]	3.14[d]	8.91[d]
Ratio of expenses after expense reductions (%)	2.31*	2.16	2.15	2.15[d]	2.15[d]	2.35[d]
Ratio of net investment income (loss) (%)	(1.23)*	(1.11)	(1.00)	(1.40)	(1.45)	(1.64)
Portfolio turnover rate (%)	105*	105	60	109[e]	137[f]	188[f]
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[f] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 17.07	$ 14.66	$ 13.47	$ 11.63	$ 10.82	$ 12.48
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	(.20)	(.17)	(.19)	(.16)	(.20)
Net realized and unrealized gain (loss) on investment transactions	1.15	3.81	2.24	2.03	.97	(.68)
Total from investment operations	1.06	3.61	2.07	1.84	.81	(.88)
Less distributions from: Net investment income	—	—	—	—	—	(.78)
Net realized gain on investment transactions	(2.78)	(1.20)	(.88)	—	—	—
Total distributions	(2.78)	(1.20)	(.88)	—	—	(.78)
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 15.35	$ 17.07	$ 14.66	$ 13.47	$ 11.63	$ 10.82
Total Return (%)[c]	6.91**	24.61	15.79	15.82	7.49	(7.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	59	16	16	1.1
Ratio of expenses before expense reductions (%)	2.27*	2.27	2.54	2.85[d]	3.14[d]	8.59[d]
Ratio of expenses after expense reductions (%)	2.26*	2.17	2.15	2.15[d]	2.15[d]	2.35[d]
Ratio of net investment income (loss) (%)	(1.18)*	(1.12)	(1.00)	(1.40)	(1.45)	(1.64)
Portfolio turnover rate (%)	105*	105	60	109[e]	137[f]	188[f]
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[e] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[f] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2007[a]	2006[h]	2005[h]	2004[h]	2003[h]	2002[b,h]
Selected Per Share Data
Net asset value, beginning of period	$ 17.22	$ 14.65	$ 13.63	$ 11.66	$ 10.76	$ 11.52
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.01)	.01	(.04)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.16	3.78	2.22	2.01	.95	(.75)
Total from investment operations	1.15	3.77	2.23	1.97	.91	(.76)
Less distributions from: Net investment income	—	—	—	—	(.01)	—
Net realized gain on investment transactions	(2.78)	(1.20)	(1.21)	—	—	—
Total distributions	(2.78)	(1.20)	(1.21)	—	(.01)	—
Redemption fees***	.00	.00	.00	.00	.00	.00
Net asset value, end of period	$ 15.59	$ 17.22	$ 14.65	$ 13.63	$ 11.66	$ 10.76
Total Return (%)[d]	7.46**	25.81	17.01	16.88	8.43	(6.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77	65	41	38	46.4
Ratio of expenses before expense reductions (%)	1.31*	1.28	1.54	1.85[e]	2.14[e]	1.35e**
Ratio of expenses after expense reductions (%)	1.30*	1.16	1.15	1.15[e]	1.15[e]	.17e**
Ratio of net investment income (loss) (%)	(.22)*	(.11)	.00	(.40)	(.45)	.44**
Portfolio turnover rate (%)	105*	105	60	109[f]	137[g]	188[g]
[a] For the six months ended February 28, 2007 (Unaudited).
[b] For the period from July 15, 2002 (commencement of operations of Class S shares) to August 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio includes expenses allocated from the Japanese Equity Portfolio.
[f] This ratio includes the purchase and sale of portfolio securities of the Japanese Equity Fund as a stand-alone fund in addition to the Japanese Equity Portfolio.
[g] Amount shown is the portfolio turnover rate of the Japanese Equity Portfolio.
[h] On November 11, 2005, the Fund implemented a .72649047-for-1 reverse stock split. Share and per share information through November 10, 2005 have been updated to reflect the effect of the split. Shareholders received .72649047 shares for every one share owned and net asset value per share increased correspondingly.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Japan Equity Fund (the "Fund") is a diversified series of DWS Investors Funds, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 28, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days (15 days effective March 12, 2007) of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $106,876,689 and $116,047,342, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DAMI" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund. Effective January 1, 2007, DAMI, merged with Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the current investment management agreement for the Fund, except for the named investment advisor.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Deutsche Asset Management (Japan) Limited ("DeAMJ"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.850%
Next $500 million of such net assets	.835%
Next $1.0 billion of such net assets	.820%
Over $2.0 billion of such net assets	.805%

Accordingly, for the six months ended February 28, 2007, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.850% of the Fund's average daily net assets.

For the period from September 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	1.40%
Class B	2.15%
Class C	2.15%
Class S	1.15%

Administration Fee. Pursuant to the Administrative Services Agreement with the Advisor, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2007, the Advisor received an Administration fee of $102,370, of which $16,572 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 28, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2007
Class A	$ 31,675	$ 6,209	$ 11,276
Class B	8,116	1,451	2,291
Class C	17,592	3,738	7,091
Class S	22,741	4,472	8,752
	$ 80,124	$ 15,870	$ 29,410

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at February 28, 2007
Class B	$ 48,769	$ —	$ 7,458
Class C	208,487	—	32,084
	$ 257,256	$ —	$ 39,542

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, Class B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2007	Annualized Effective Rate
Class A	$ 82,354	$ 12,846.25%
Class B	15,655	2,745.24%
Class C	64,590	12,031.23%
	$ 162,599	$ 27,622

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2007 aggregated $20,021.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2007, the CDSC for Class B and C shares aggregated $16,040 and $30,327, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2007, DWS-SDI received $2,904 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,560, of which $14,520 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2007		Year Ended August 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,256,948	$ 19,913,834	5,576,403*	$ 94,642,123
Class B	90,185	1,399,966	710,744	12,339,777
Class C	807,350	12,568,250	3,091,762	53,315,505
Class S	1,358,876	21,824,943	2,256,585*	39,596,194
		$ 55,706,993		$ 199,893,599
Shares issued to shareholders in reinvestment of distributions
Class A	484,533	$ 7,205,001	232,732*	$ 3,993,681
Class B	98,850	1,454,078	33,377	572,078
Class C	409,060	6,017,275	117,852	2,019,989
Class S	755,572	11,273,139	204,620*	3,513,323
		$ 25,949,493		$ 10,099,071
Shares redeemed
Class A	(1,229,227)	$ (20,061,946)	(3,777,363)*	$ (65,395,941)
Class B	(122,187)	(1,985,907)	(505,995)	(8,838,195)
Class C	(993,397)	(15,870,705)	(817,402)	(13,932,715)
Class S	(939,854)	(14,766,013)	(1,499,807)*	(25,930,847)
		$ (52,684,571)		$ (114,097,698)
Redemption fees		$ 7,507		$ 53,877
Net increase (decrease)
Class A	512,254	$ 7,062,478	2,031,772*	$ 33,272,350
Class B	66,848	868,175	238,126	4,082,954
Class C	223,013	2,715,157	2,392,212	41,409,563
Class S	1,174,594	18,333,612	961,398*	17,183,982
		$ 28,979,422		$ 95,948,849
* Shares for the year ended August 31, 2005, and through November 10, 2005 have been adjusted to reflect the effects of a reverse stock split effective November 11, 2005. See Note H.

E. Investing in Foreign Securities

The Fund invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of US companies and the US government. These risks include devaluation of currencies, future adverse political and economic developments, lack of liquidity and greater volatility in market prices. This is particularly true with respect to emerging markets in developing countries.

F. Line of Credit

The Fund and other affiliated Funds (the "Participants") entered into a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon the net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Reverse Stock Split

On November 11, 2005, the Fund implemented a reverse stock split for the following Classes:

Class A	.72280270 shares for 1 share
Class S	.72649047 shares for 1 share

This action enabled the Fund to bring the net asset value per share of its various classes into closer alignment, without adversely affecting current shareholders. Each reverse stock split had no impact on the overall value of a shareholder's investment in the Fund. Capital share activity referenced in Note D, Share Transactions and per share data in the Financial Highlights tables have been updated to reflect the reverse stock split.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's investment management agreement with DIMA and the sub-advisory agreement between DIMA and Deutsche Asset Management Japan Limited ("DeAMJ") in September 2006. The Fund's investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Directors followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to DeAMJ is paid by DIMA out of its fee and not directly by the Fund.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's and DeAMJ's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's investment management agreement and the sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA with respect to certain classes helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and DeAMJ. The Board considered extensive information regarding DIMA, including DIMA's and DeAMJ's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DIMA and DeAMJ have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and DeAMJ regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA and DeAMJ, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's investment management agreement and the sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreements.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-91516
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	FJEAX	FJEBX	FJECX
CUSIP Number	23339K 109	23339K 208	23339K 307
Fund Number	460	660	760
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	FJESX
Fund Number	2369

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Japan Equity Fund, a series of DWS Investors Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Japan Equity Fund, a series of DWS Investors Funds, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 24, 2007